UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 3, 2005

SPRINT CORPORATION

(Exact name of Registrant as specified in its charter)

Kansas	1-04721	48-0457967
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6200 Sprint Parkway, Overland Park, Kansas		66251
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(800) 829-0965

(Former name or former address, if changed since last report)

P. O. Box 7997, Shawnee Mission, Kansas 66207-0997

(Mailing address of principal executive offices)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

On August 3, 2005, Sprint Corporation (“Sprint”) announced the receipt of approval by the Federal Communications Commission (“FCC”) of its proposed merger transaction with Nextel Communications, Inc. (“Nextel”). A copy of Sprint’s press release is attached as Exhibit 99 to this report and incorporated herein by reference.

Also on August 3, 2005, the Antitrust Division of the Department of Justice announced that it has closed its investigation of the proposed merger transaction between Sprint and Nextel.

Item 9.01	Financial Statements and Exhibits

Exhibits

99	Press Release announcing FCC approval of the proposed merger of Sprint Corporation and Nextel Communications, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SPRINT CORPORATION

Date: August 3, 2005

By: /s/ Michael T. Hyde

Michael T. Hyde, Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description	Page
99	Press Release announcing FCC approval of the proposed merger of Sprint Corporation and Nextel Communications, Inc.